SUPPLEMENT DATED MAY 27, 2015 TO
                     THE PROSPECTUS DATED JANUARY 14, 2015

                          ELKHORN UNIT TRUST, SERIES 1

                       Elkhorn CAP-X Achievers Portfolio
                    Elkhorn Foundation Pure Water Portfolio
   Elkhorn Sector Neutral Portfolio of DWA ETFs (collectively, the "Trusts")
                              File No. 333-198204

     Notwithstanding anything to the contrary in the Prospectus, the paragraph entitled "Exchange or Rollover Option" is hereby deleted and replaced with the following:

          Exchange or Rollover Option. If you are buying units of your Trust in the primary market with redemption or termination proceeds from any unit trust, you may purchase units at 99% of the maximum Public Offering Price, which may include an up-front sales fee and a deferred sales fee. To qualify for this sales charge reduction, the termination or redemption proceeds being used to purchase units of your Trust must be no more than 30 days old. Such purchases entitled to this sales charge reduction may be classified as "Rollover Purchases." An exchange or rollover is generally treated as a sale for federal income tax purposes. See "Taxes" in this prospectus. Rollover Purchases are also subject to the C&D Fee. See "Expenses" in this prospectus.



                       Please keep for future reference.